UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 3, 2004

                            Old Line Bancshares, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                  000-50345               20-0154352
 (State of Incorporation)         (Commission           (I.R.S. Employer
                                  File Number)          Identification No.)

              2995 Crain Highway
              Waldorf, Maryland                           20601
     (Address of Principal Executive Offices)          (Zip Code)


        Registrant's Telephone Number, Including Area Code: 301-645-0333
                                                            ------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated May 3, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 3, 2004, the Registrant announced its earnings for the quarter ended March 31, 2004. For further information, reference is made to the Registrant's press release, dated May 3, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 12 of Form 8-K.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OLD LINE BANCSHARES, INC.

Date:  May 3, 2004                           By:  /s/ James W. Cornelsen
                                             -----------------------------
                                             James W. Cornelsen, President